SUPPLEMENT DATED DECEMBER 15, 2025

TO THE PROSPECTUS DATED MAY 1, 2025

FOR PROTECTION VUL

ISSUED BY

THE PENN INSURANCE AND ANNUITY COMPANY

AND FUNDED THROUGH

PIA VARIABLE LIFE ACCOUNT I

OF

THE PENN INSURANCE AND ANNUITY COMPANY

PO BOX 178, PHILADELPHIA, PA 19105

1-800-523-0650

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2025.

The purpose of this supplement is to update information regarding the expenses and advisers of the Diversified Value Portfolio of Vanguard Variable Insurance Funds.

Effective December 15, 2025, the Portfolio’s investment advisory team has been restructured, removing Lazard Asset Management LLC (“Lazard”) as adviser to the Portfolio and adding Aristotle Capital Management, LLC (“Aristotle Capital”) and Harris Associates L.P. (doing business as Harris I Oakmark, “Harris”). Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”) will remain as adviser to the Portfolio.

The restructuring of the investment advisory arrangements is expected to increase the Portfolio’s expense ratio by two basis points, from 0.28% to 0.30%.

Accordingly, all references to the Diversified Value Portfolio expenses in the Prospectus are hereby replaced with 0.30% and all references to Lazard Asset Management LLC in the Prospectus are hereby replaced with references to Aristotle Capital Management, LLC and Harris Associates L.P. Such references are found under Appendix A – Funds Available Under the Policy.

For further details, please refer to the Vanguard Variable Insurance Funds – Diversified Value Portfolio Prospectus Supplement dated December 15, 2025.

THIS SUPPLEMENT SHOULD BE READ IN ITS ENTIRETY AND RETAINED FOR FUTURE REFERENCE.

PM9232